SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                     ________________________________________

                                     FORM 8-K

                                  CURRENT REPORT
                     ________________________________________

            Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


            Date of Report (Date of earliest event reported):  August 2, 1994


                             SHAWMUT NATIONAL CORPORATION
                (Exact Name of Registrant as Specified in Charter)


                    Delaware            1-10102           06-1212629
                  (State or other     (Commission File  (IRS Employer
                  jurisdiction of     Number)           Identification No.)
                  Incorporation)



                    777 Main Street, Hartford, Connecticut    06115
                    One Federal Street, Boston, Massachusetts 02211 (Address of principal executive offices) (Zip Code)


            Registrant's telephone number, including area code: (203) 986-2000
                                                                (617) 292-2000


                                  Not Applicable
              (Former Name or Former Address, if Changed Since Last Report)

                             Page 1 of 4 pages
                         Exhibit Index located on Page 4
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            ITEM 5.   OTHER EVENTS.

                      During the second quarter of 1994, Shawmut
                      National Corporation (the "Corporation") completed its acquisitions of Peoples Bancorp of Worcester, Inc. ("Peoples"), New Dartmouth Bank ("New Dartmouth") and Gateway Financial Corporation ("Gateway"). Each of these transactions was accounted for as a pooling of interests. Accordingly, the Corporation's financial statements and notes thereto as of December 31, 1993 and December 31, 1992 and for the three years ended December 31, 1993 have been restated as though the Corporation, Peoples, New Dartmouth and Gateway had been combined as of the beginning of the earliest period presented. Such restated financial statements are contained in Exhibit 99.1, which exhibit is attached hereto and is incorporated herein by reference.

            ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                      The following exhibits are filed with this Current Report on Form 8-K:


            EXHIBIT
            NUMBER                   DESCRIPTION

            23.1           Consent of Independent Accountants

            99.1 Restated Financial Statements and Notes thereto of Shawmut National Corporation as of December
                           31, 1993 and December 31, 1992 and for the three years ended December 31, 1993.


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                                    SIGNATURES

                 Pursuant to the requirements of the Securities exchange
            Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SHAWMUT NATIONAL CORPORATION

                                          By:   (Joel B. Alvord)
                                               ___________________
                                                Joel B. Alvord
                                                Chairman and Chief
                                                Executive Officer

            Dated:  August 2, 1994

                                  EXHIBIT INDEX


            EXHIBIT                                                     PAGE
            NUMBER                  DESCRIPTION                         NUMBER

            23.1     Consent of Independent Accountants                   5

            99.1     Restated Financial Statements and Notes              6
                     thereto of Shawmut National Corporation
                     as of December 31, 1993 and December 31, 1992 and for the three years ended December 31, 1993.


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